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                                                                    Exhibit 32.1


                                906 Certification



                            Certification Pursuant to
                             18 U.S.C. Section 1350
      As adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I , Irving Greenman, the Chief Financial Officer of Epixtar Corp. hereby certify that Epixtar Corp.'s form 10-KSB for the year ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in the Form 10-KSB for the year ended December 31, 2003, fairly presents, in all material respects, the financial condition and the results of operations for the Company.




Date: April 13, 2004                                     /s/ Irving Greenman
                                                       -----------------------
                                                             Irving Greenman,
                                                       Chief Financial Officer